UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 1999

                                  AVTEAM, INC.
             (Exact name of registrant as specified in its charter)

              Florida                             0-20889                            65-0313187
 ---------------------------------    --------------------------------  ------------------------------------
   (State or other jurisdiction                 (Commission                      (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)

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                               3230 Executive Way
                             Miramar, Florida 33025
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (954) 431-2359
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On October 18, 1999, AVTEAM, Inc. (the "Company") announced its expectations for third quarter revenues. The Company reported that it expects third quarter revenues to exceed $30,000,000. The Company stated that these results would represent a 100% increase compared to prior-year third quarter results. The Company expects to report its 1999 third quarter financial results during the second week in November 1999.

         The Company announced that its inventory has decreased approximately
10% in 1999 as efficiencies resulting from the December 1998 acquisition of M&M
Aircraft Services are being realized.

         The Company reiterated that on May 17, 1999 its Board of Directors retained Credit Suisse First Boston ("CSFB") to assist the Company in exploring strategic alternatives to improve shareholder value. The Company reported that after review of CSFB's findings, the Board of Directors has concluded that it would be in the long-term best interests of Company shareholders to sustain the operating strategy currently executed by Company management. Company Chairman and Chief Executive Officer Donald A. Graw also announced that the Company believes it is well positioned to expand its products and services for the CFM56 engine series, currently the world's most produced commercial jet engine.

         Except for the factual statements made herein, the information contained in this Form 8-K consists of forward looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism and satisfaction with current prospects, as well as words such as "believe," "intends," "expects," "plans," "anticipates," and variations thereof, identify forward looking statements, but their absence does not mean that a statement is not forward looking. Such forward looking statements are not guarantees of performance, and the Company's actual results could differ materially from those contained in such statements. Factors that cause or contribute to such differences include a decline in the demand for aftermarket aircraft engines, rescheduling or cancellation of customer orders, loss of a major customer, difficulties in executing the Company's plans to significantly expand CFM56 capacities, regulatory uncertainties, seasonal fluctuations, general competition and price pressures in the marketplace, and the Company's ability to control costs and expenses. Reference is also made to other factors set forth in the Company's other filings with the Securities and Exchange Commission including the "Risk Factors," "Management's Discussion and
Analysis" and other sections of the Company's Form 10-K for the most recently completed fiscal year. These forward looking statements speak only as of the date of this filing, and the Company undertakes no obligation to publicly update any forward looking statements to reflect new information, events or circumstances after the date of this filing.

         The full text of the press release issued by the Company on October 18, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

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EXHIBIT NO.                DOCUMENT

   99.1                    Press release dated October 18, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVTEAM, INC.

Date: October 21, 1999                 By: /s/ Donald A. Graw
                                           --------------------------------
                                           Donald A. Graw
                                           President and Chief Executive Officer

                                       3
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                                  EXHIBIT INDEX

Exhibit             Description
---------------     ------------------------------------------------------------
99.1                Press release dated October 18, 1999